CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Mar. 31, 2014	Dec. 31, 2013
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	25,000,000	25,000,000
Common stock, shares issued	4,433,190	4,433,190
Common stock, shares outstanding	4,256,190	4,256,190
Treasury stock, shares	177,000	177,000